Exhibit 99.1
0 OCEANFREIGHT INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Demetris Nenes and Solon Dracoulis, and each of them, as proxy, with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of OceanFreight Inc. held of record by the undersigned on October 7, 2011, at the Special Meeting of Shareholders to be held at the Company’s offices located at 80 Kifissias Avenue, Amaroussion 15125, Athens, Greece on November 3, 2011 at 10:00 a.m. local time, or any adjournment or postponement thereof. (Continued and to be signed on the reverse side) 14475

SPECIAL MEETING OF SHAREHOLDERS OF OCEANFREIGHT INC. November 3, 2011 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and Proxy Card are available at www.oceanfreightinc.com/special_meeting.html Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030000000000000000 4 110311 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION AND APPROVAL OF THE MERGER AGREEMENT. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. To approve the Agreement and Plan of Merger, dated as of July 26, 2011, by and among DryShips Inc., or DryShips, Pelican StockHoldings Inc. and OceanFreight Inc., or OceanFreight, pursuant to which OceanFreight will become a wholly-owned subsidiary of DryShips. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.